UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                                 July 15, 2007
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[ X] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

     Applebee's International, Inc. ("Applebee's" or the "Company") announced that it had entered into an Agreement and Plan of Merger, dated as of July 15, 2007 (the "Merger Agreement"), with IHOP Corp. ("IHOP") (and a wholly owned subsidiary of IHOP, CHLH Corp. ("Sub")).

     The Merger Agreement contemplates that Sub will be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation in the Merger and each outstanding share of common stock of the Company being converted in the Merger (other than treasury shares, shares held by IHOP, Sub or any subsidiary of Applebee's, and shares with respect to which appraisal rights are perfected in accordance with Section 262 of the Delaware General Corporation Law ("Section 262")) into the right to receive $25.50 per share in cash, without interest.

     Shares with respect to which appraisal rights are perfected in accordance with Section 262 will not be converted into the Merger Consideration, and instead, holders of such shares will be entitled to payment of the fair value of such shares in accordance with Section 262.

     Consummation of the Merger is subject to customary conditions, including adoption of the Merger Agreement by the Company's stockholders, the absence of certain legal impediments to consummation of the Merger and the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     IHOP intends to finance the all-cash transaction through a whole company securitization backed by Applebee's assets and additional borrowings under IHOP's securitization structure. IHOP has secured a bridge facility commitment to fund the transaction pending the completion of both securitizations. In addition, upon the closing of the acquisition, IHOP will issue new preferred stock via already comitted private placements. The obligation of IHOP to consummate the Merger is not conditioned on the receipt of this financing.

     The Company has made customary representations and warranties in the Merger Agreement and agreed to certain customary covenants, including covenants regarding operation of the business of the Company and its subsidiaries prior to the closing and covenants prohibiting the Company from soliciting, or providing information or entering into discussions concerning, proposals relating to alternative business combination transactions, except in limited circumstances to permit the board of directors of the Company to comply with its fiduciary duties.

     The Company and IHOP may terminate the Merger Agreement under certain circumstances. The Merger Agreement provides that, upon the termination of the Merger Agreement under specified circumstances, the Company may be required to pay IHOP a termination fee equal to $60 million.

     The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference

Additional Information and Where to Find It

     In connection with the proposed transaction, IHOP Corp. and Applebee's International, Inc. will be filing documents with the Securities and Exchange Commission (the "SEC"), and Applebee's intends to file a related preliminary and definitive proxy statement. Investors and security holders are urged to read the related preliminary and definitive proxy statement when it becomes available because it will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by IHOP Corp. by contacting IHOP Investor Relations at 818-240-6055. Investors and security holders may obtain free copies of the documents filed with the SEC by Applebee's by contacting Applebee's Investor Relations at 913-967-4000. In addition, you may also find information about the merger transaction at www.ihopapplebeesacquisition.com.

     Applebee's and their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Applebee's in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Applebee's described above. Additional information regarding the directors and executive officers of Applebee's is also included in Applebee's proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2007, and the supplemental proxy statement filed on May 1, 2007. These documents are available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at IHOP and Applebee's as described above.


Item 9.01  Financial Statements and Exhibits

     (d)   Exhibits.

     2.1 Agreement and Plan of Merger among IHOP Corp., CHLH Corp., and Applebee's International, Inc., dated July 15, 2007.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 18, 2007

                                   APPLEBEE'S INTERNATIONAL, INC.


                               By: /s/ Rebecca Tilden
                                   -------------------------------
                                   Rebecca Tilden
                                   Vice President, General Counsel

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

                                  EXHIBIT INDEX


Exhibit
Number                                   Description
--------     -------------------------------------------------------------------

2.1 Agreement and Plan of Merger among IHOP Corp., CHLH Corp., and Applebee's International, Inc., dated July 15, 2007.



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